UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2010
ULTA SALON, COSMETICS & FRAGRANCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33764 (Commission File Number)	36-3685240 (IRS Employer Identification No.)
1000 Remington Blvd., Suite 120
Bolingbrook, Illinois 60440
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (630) 410-4800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On August 31, 2010, Ulta Salon, Cosmetics & Fragrance, Inc. (“Ulta”) entered into a Loan and Security Agreement (the “Loan Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent and a Lender thereunder, JPMorgan Chase Bank, N.A., as a Lender, and PNC Bank, National Association, as a Lender. The facility provides maximum borrowings equal to the lesser of $200 million or a percentage of eligible owned inventory, and contains a $10 million subfacility for letters of credit. The Loan Agreement contains a restrictive financial covenant requiring Ulta to maintain tangible net worth of not less than $200 million. Substantially all of Ulta’s assets are pledged as collateral for outstanding borrowings under the new facility. Outstanding borrowings will bear interest at the prime rate or Libor plus 2.00%.
The description above is a summary of the Loan Agreement and is qualified in its entirety by the complete text of the Loan Agreement, a copy of which is attached to this report as Exhibit 10.9(b) and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
On August 31, 2010, Ulta entered into the Loan Agreement described in Item 1.01 above, which replaced the Third Amended and Restated Loan and Security Agreement, dated June 29, 2007, by and among Ulta, Bank of America National Association, Wachovia Capital Finance Corporation (Central) and JPMorgan Chase Bank, N.A., which was previously filed as Exhibit 10.15 to Amendment No. 1 to Ulta’s Registration Statement on Form S-1 on August 17, 2007.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 31, 2010, Ulta entered into the Loan Agreement described in Item 1.01 above, which information is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.9(b)
Loan and Security Agreement, dated August 31, 2010, by and among Ulta Salon, Cosmetics & Fragrance, Inc., Wells Fargo Bank, National Association, Wells Fargo Capital Finance, LLC, JPMorgan Securities, Inc., JPMorgan Chase Bank, N.A. and PNC Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA SALON, COSMETICS & FRAGRANCE, INC.
Date: September 3, 2010	By:	/s/ Robert S. Guttman
Robert S. Guttman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.9(b)
Loan and Security Agreement, dated August 31, 2010, by and among Ulta Salon, Cosmetics & Fragrance, Inc., Wells Fargo Bank, National Association, Wells Fargo Capital Finance, LLC, JPMorgan Securities, Inc., JPMorgan Chase Bank, N.A. and PNC Bank, National Association.